HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-5776      PremierSolutions Cornerstone

Supplement dated July 21, 2010 to your Prospectus

SUB-ADVISER CHANGE

HARTFORD SMALL COMPANY HLS FUND – CLASS IB

Effective immediately, in the section entitled “The Funds”, under the Investment Objective table, the information for the Hartford Small Company HLS Fund is deleted and replaced with the following:

Sub-Account	Investment Objective Summary	Investment Adviser/Sub- Advisor
INSURANCE COMPANY DEDICATED MUTUAL FUNDS:
Hartford Small Company HLS Fund – Class IB	Seeks growth of capital	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.